New Drug Application (NDA) fee refund	9 Months Ended
Sep. 30, 2022
New Drug Application (NDA) fee refund

6. New Drug Application (NDA) fee refund:

In March, 2022, the Company submitted its New Drug Application (NDA) to the FDA for Fexapotide Triflutate to seek marketing approval in the U.S. for Fexapotide Triflutate for the treatment of men with benign prostatic hyperplasia (BPH). The company paid a total of $3,117,218 for the application fee and recorded as R&D expense. Following the FDA guidance of industry user fee waivers, reductions and refund for drug products, the Company expected it would receive a full refund for the application fee. In May, 2022, the company received a full refund of the NDA fee and recorded it as other income.